UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 20, 2013

Tompkins Financial Corporation

(Exact name of registrant as specified in its charter)

New York	1-12709	16-1482357
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

The Commons, PO Box 460, Ithaca, New York	14851
(Address of Principal executive offices)	(Zip Code)

Date of Report (Date of earliest event reported)	(607) 273-3210

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07    Submission of Matters to a Vote of Security Holders

On Monday, May 20, 2013 at 5:30 p.m., at the Country Club of Ithaca, 189 Pleasant Grove Road, Ithaca, New York, Tompkins Financial Corporation (the “Company”) held its 2013 Annual Meeting of Shareholders (the “Annual Meeting”).   On March 22, 2013, the record date for the meeting, 14,447,017 shares of the Company's common stock were issued and outstanding, of which 12,076,194 were represented at the meeting in person or by proxy, and this amount represented a quorum.

Shareholders voted on the following matters:

(1)	Shareholders elected eighteen (18) director nominees for terms expiring at the 2014 Annual Meeting;

(2)	Shareholders ratified the selection of the independent registered public accounting firm, KPMG LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2013;

Set forth below are the number of votes cast for or against each such matter as well as the number of abstentions and broker non-votes with respect to each such matter:

Proposal No. 1 – Election of Directors

The individuals named below were elected at the Annual Meeting as members of the Board of Directors, to serve for a term of one year expiring at the 2014 Annual Meeting.

	Number of	Broker	Broker
Director	Shares Voted For	Shares Withheld Abstain	Non-Votes

John E. Alexander	9,330,651	99,372	2,646,171
Paul J. Battaglia	9,353,906	76,117	2,646,171
James J. Byrnes	9,340,442	89,581	2,646,171
Daniel J. Fessenden	9,309,943	120,080	2,646,171
James W. Fulmer	9,342,830	87,193	2,646,171
Reeder D. Gates	9,322,999	107,024	2,646,171
James R. Hardie	9,359,554	70,469	2,646,171
Carl E. Haynes	9,351,450	78,573	2,646,171
Susan A. Henry	9,307,955	122,068	2,646,171
Patricia A. Johnson	9,315,087	114,936	2,646,171
Frank C. Milewski	9,360,728	69,295	2,646,171
Sandra A. Parker	9,314,929	115,094	2,646,171
Thomas R. Rochon	9,315,446	114,577	2,646,171
Stephen S. Romaine	9,307,316	122,707	2,646,171
Michael H. Spain	9,293,051	136,972	2,646,171
William D. Spain, Jr.	8,905,925	524,098	2,646,171
Alfred J. Weber	9,323,073	106,950	2,646,171
Craig Yunker	9,311,598	118,425	2,646,171

Proposal No. 2 – Ratification of the Selection of KPMG LLP as Independent Auditors of the Company for 2013

The Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013 was ratified by the following vote:

Number of	Number of	Number of	Broker
Shares Voted For	Shares Against	Shares Abstain	Non-Votes

11,929,922	96,107	50,165	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMPKINS FINANCIAL CORPORATION

Date: May 24, 2013	/S/ Stephen S. Romaine
Stephen S. Romaine
President and CEO